EXHIBIT 32.2
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Doral Financial Corporation, a Puerto Rico corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
          The Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Form l0-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 14, 2008

By:	/s/ Marangal I. Domingo
	Name:	Marangal I. Domingo
	Title:	Executive Vice President and Chief Financial Officer

          A signed original of this written statement required by Section 906 has been provided to, and will be retained by, the Company and furnished to the Securities and Exchange Commission or its staff upon request.